HERSHEY

# Annual Meeting of Stockholders

Tuesday, May 16, 2023

# Michele Buck

## Chairman of the Board
## President & Chief Executive Officer



# Today's Agenda

- Welcome
- Items of Business
- Business Review
- Question and Answer
- Voting Results

# Today's Agenda

- Welcome
- Items of Business
- Business Review
- Question and Answer
- Voting Results

# Items of Business

- ELECTION OF DIRECTORS
- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
- ADVISE ON NAMED EXECUTIVE OFFICER COMPENSATION
- FREQUENCY OF FUTURE ADVISORY VOTES
- STOCKHOLDER PROPOSAL
- VOTING

# Election of Directors

- Pamela Arway
- Victor Crawford
- Robert Dutkowsky
- Mary Kay Haben
- James Katzman
- Diane Koken
- Maria Kraus
- Robert Malcolm
- Anthony Palmer
- Juan Perez
- Michele Buck

**The Board recommends a vote FOR each of the director nominees**

# Ratification of Appointment of Independent Auditors

**The Board recommends a vote FOR ratification of the appointment of ERNST & YOUNG LLP as independent auditors for the fiscal year ending December 31, 2023**

# Advise on Named Executive Officer Compensation

**The Board recommends a vote FOR approval, on a non-binding advisory basis, of the Company's named executive officer compensation**

# Frequency of Future Advisory Votes

**The Board recommends a vote of 1 YEAR on the frequency of future advisory votes on named executive officer compensation**

# Stockholder Proposal

**The Board recommends a vote AGAINST the stockholder proposal**

## Elvis Oppong-Mensah
## Civic Response Ghana

# Today's Agenda

- Welcome
- Items of Business
- **Business Review**
- Question and Answer
- Voting Results

# Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Many of these forward-looking statements can be identified by the use of words such as “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “future,” “intend,” “plan,” “potential,” “predict,” “project,” “strategy,” “target” and similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would,” among others. These statements are made based upon current expectations that are subject to risk and uncertainty. Because actual results may differ materially from those contained in the forward-looking statements, you should not place undue reliance on the forward-looking statements when deciding whether to buy, sell or hold the company’s securities. Factors that could cause results to differ materially include, but are not limited to: disruptions or inefficiencies in our supply chain due to the loss or disruption of essential manufacturing or supply elements or other factors; issues or concerns related to the quality and safety of our products, ingredients or packaging, human and workplace rights, and other environmental, social or governance matters; changes in raw material and other costs, along with the availability of adequate supplies of raw materials; the company’s ability to successfully execute business continuity plans to address changes in consumer preferences and the broader economic and operating environment; selling price increases, including volume declines associated with pricing elasticity; market demand for our new and existing products; increased marketplace competition; failure to successfully execute and integrate acquisitions, divestitures and joint ventures; changes in governmental laws and regulations, including taxes; political, economic, and/or financial market conditions, including with respect to inflation, rising interest rates, slower growth or recession, and other events beyond our control such as the impacts on the business arising from the conflict between Russia and Ukraine; risks and uncertainties related to our international operations; disruptions, failures or security breaches of our information technology infrastructure and that of our customers and partners (including our suppliers); our ability to hire, engage and retain a talented global workforce, our ability to realize expected cost savings and operating efficiencies associated with strategic initiatives or restructuring programs; complications with the design or implementation of our new enterprise resource planning system; and such other matters as discussed in our Annual Report on Form 10-K for the year ended December 31, 2022. All information in this presentation is as of May 16, 2023. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

HERSHEY

# WHO WE ARE

- Great Brands
- Advantaged Financial Structure
- Best People
- Differentiated Capabilities & Executional Excellence

WE SET OUT TO DO

# more...

# WE SET OUT TO DO more…

…FOR OUR portfolio

…FOR OUR capabilities

…FOR OUR people

…FOR OUR customers

…FOR OUR environment

…FOR OUR shareholders

ONE OF THE

# Strongest Snacking Portfolios

IN THE INDUSTRY



Reese's Dipped Pretzels
Jolly Rancher Gummies
Brookside Dark Chocolate
York
Hershey's Kisses
barkTHINS
Dot's Homestyle Pretzels
Lily's
SkinnyPop Popcorn
SkinnyPop Popcorn Mini Cakes
SkinnyPop Kettle Corn
Pirate's Booty Aged White Cheddar
Hershey's
Reese's Pieces
Reese's Snack Cake
KitKat
Mr. Goodbar
Caramello
Rolo
Almond Joy
Ice Breakers Ice Cubes
Breath Savers
Twizzlers
ONE Plant
PayDay
ONE

# Delivering Differentiated Results

## Net Sales 5-Year CAGR[1]


3.7%
6.8%
S&P Food
HERSHEY

## Adjusted EPS 5-Year CAGR[1]


2.7%
12.3%
S&P Food
HERSHEY

[1]Net Sales and adjusted EPS are presented on a calendar-year basis.
Source: Factset, Company Financials, see appendix for a reconciliation of GAAP to Adjusted EPS

# Generated Peer-leading Market Performance

## Market Performance

Stock Price Index to 12/31/2017


HSY: $276
HSY: $114
S&P
Food
Dec 2017
Dec 2018
Dec 2019
Dec 2020
Dec 2021
May 2023

**HSY STOCK PRICE CHANGE +142%**

Source: Factset

# We Aspire to…

- Be a portfolio of growing, consumer-loved brands
- Lead the category in performance, insights and execution
- Invest differentially in brands and capabilities
- Be the #1 CPG company to work for
- Deliver consistent, advantaged financial performance

TO ACHIEVE THIS VISION,

# Our Fundamental Strategies

REMAIN THE SAME


New!
JOLLY rancher GUMMIES
SOURS
Reese's

UNDISPUTED LEADER
**U.S. CMG**


Dot's Homestyle Pretzels
ORIGINAL SEASONED
SKINNY POP
POPCORN

SCALE
**Salty Snacks**


₹50
KISSES

PROFITABLE GROWTH IN
**International**



INCREMENTALITY VIA
**M&A**

## A Leading Snacking Powerhouse

# Capitalizing on Consumer Trends

## Home-Centricity

+42B More At-Home Eating Occasions vs 2019


PARTY
HERSHEY'S
York
Reese's
Almond Joy
KitKat
HERSHEY'S miniatures
SKINNY POP POPCORN
PURE POPPED PERFECTION
39 CALORIES PER CUP
NON GMO
NO ARTIFICIAL INGREDIENTS
GLUTEN FREE

## Physical and Emotional Wellness

Chocolate is Top Snack for Stress Relief


HERSHEY'S chocolate candy ZERO SUGAR
HERSHEY'S nuggets
LILY'S CRISPY RICE DARK CHOCOLATE
York

## Digital Connectivity

More Ways to Reach Consumers

Addressable Media From **20%** to **65%**

Source: 1: The NPD Group: Eating Patterns in America, Trends in Meals & Snacks & Snack Track, Trend in Snack Categories by Mood | 2: Company Information, Horizon Media Report (2022)

# Opportunity to Grow Salty Snacks

## Categories are Primed for Growth

Retail Sales 3-Year CAGR[1]



11.4%
11.5%
10.6%
8.3%
RTE Popcorn
Pretzels
Salty Snacks
Edibles

| Retail Sales[2] | $2B | $2B | $35B | $685B |
|---|---|---|---|---|

## Brands are Scaled, Fast-growing

**SkinnyPop Popcorn**

**$495M[2]**

**#1 in Dollar Growth Over 3-Years**

**Dot's Homestyle Pretzels**

**$335M[2]**

**Fastest-Growing Pretzel Brand Over 3-Years**

Source: 1: IRI, Calendar Year w/e 01/05/20 to 01/01/23 | 2: IRI, Retail Sales for Calendar Year w/e 01/01/23

# Profitable International Growth

## Hershey's as a Global Powerhouse


HERSHEY'S
73%

- Global campaigns with local relevance
- New occasions with innovation
- Brand halo to win in adjacencies

## Reese's Carving its Own Path


Love Reese's to pieces
Reese's
pieces
Anything But ordinary

- Successful playbook in UK, leveraging U.S. assets
- Selective regional expansion: Germany, Australia, Middle East

## Differentiating with Local Jewels


¿CÓMO COMES TU PELON?
¿DE A POQUITO?
PELON PELO RICO
sabor a tamarindo
COME BIEN
PELON MEXICANO HASTA LOS PELOS

- Pelon on track to be #1 in Spicy in Mexico

# M&A
# TO ACCELERATE GROWTH

- On-trend Categories
- Scale Brands
- Incremental Occasions
- Strong Gross Margins



authentic
Dot's Homestyle Pretzels
ORIGINAL SEASONED
PRETZEL TWISTS
PURE POPPED PERFECTION
SKINNY POP
POPCORN
39 CALORIES PER CUP
NON GMO
NO ARTIFICIAL INGREDIENTS
GLUTEN FREE
PIRATE'S BOOTY
Aged White Cheddar
BAKED, NOT FRIED
LILY'S
ORIGINAL DARK CHOCOLATE
DARK & RICH
LILY'S
CRISPY RICE DARK CHOCOLATE
DARK & RICH

# Focused on Key Strategies for the Future

**Enhance data and technology solutions**

**Add capacity & increase resilience**

**Accelerate talent and digitize processes**

**Integrate Salty Snacks and expand capabilities**

# Balanced Growth Drivers

## PROVIDE DIFFERENTIATION

- Sweet & SALTY
- Power Brands & NICHE FAVORITES
- U.S. & INTER-NATIONAL
- Everyday & SEASON
- At Home & ON-THE-GO

ADVANTAGED

# Financial Structure

- Growing Categories
- Volume & Price Growth
- Leading Margin Performance
- Strong Cash Flow Enabling Portfolio Expansion
- Disciplined Capital Allocation with Differentiated Reinvestment

**Peer-leading Return for Shareholders**

# Capital Allocation Strategy to Support Growth and Create Value for Shareholders


Sustain Financial Strength and Flexibility

**1 Business Reinvestment Including M&A**

**2 Dividend**

Maintain a dividend payout >50%

**3 Share Buybacks**

- Consistent amount annually
- Opportunistic if excess cash available

**4 Debt Reduction**

- Net leverage ratio target of 1.5-2.0
- Maintain investment grade Single A Rating

# ESG Priorities Aligned to Material Issues

## Cocoa

Creating thriving communities and environments behind our most essential ingredient



## Responsible Sourcing & Human Rights

Using robust due diligence and leading standards to protect people across our value chain



## Environment

Enhancing our operations to meet high-impact climate, waste and packaging goals



## Our People

Creating more ways for more people to be themselves and thrive



## Youth

## Community

# DELIVERING more...

**KEEP THE MOMENTUM GOING**

**INVEST DIFFERENTIALLY & PRAGMATICALLY**

**EXECUTE AND TRANSFORM**

**Deliver Peer-leading Shareholder Return**

# Today's Agenda

- Welcome
- Items of Business
- Business Review
- **Question and Answer**
- Voting Results

# Today's Agenda

- Welcome
- Items of Business
- Business Review
- Question and Answer
- Voting Results

# GAAP Reconciliations

# Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2022

| In Millions of Dollars Except Per Share Amounts | Gross Profit | Operating Profit | Interest-Expense, Net | Net Income | Income Per Share-Diluted |
|---|---|---|---|---|---|
| | | | | | |
| GAAP results | $ 4,498.8 | $ 2,260.8 | $ 137.6 | $ 1,644.8 | $ 7.96 |
| | | | | | |
| **Adjustments:** | | | | | |
| Derivative mark-to-market losses | 78.8 | 78.2 | - | 64.7 | 0.38 |
| Business realignment activities | - | 4.4 | - | 3.3 | 0.02 |
| Acquisition and integration-related activities | 4.0 | 48.5 | - | 37.0 | 0.24 |
| Other miscellaneous losses | - | 13.6 | - | 10.3 | 0.07 |
| Tax effect of all adjustments reflected above | - | - | - | - | (0.15) |
| | | | | | |
| Non-GAAP results | $ 4,581.6 | $ 2,405.4 | $ 137.6 | $ 1,760.1 | $ 8.52 |
| | | | | | |
| As reported gross margin | 43.2% | - | - | - | - |
| Non-GAAP gross margin (1) | 44.0% | - | - | - | - |
| | | | | | |
| As reported operating profit margin | 21.7% | - | - | - | - |
| Non-GAAP operating profit margin (2) | 23.1% | - | - | - | - |

1: Calculated as non-GAAP gross profit as a percentage of net sales for the period presented. | 2: Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

# Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2021

| In Millions of Dollars Except Per Share Amounts | Gross Profit | Operating Profit | Interest-Expense, Net | Net Income | Income Per Share-Diluted |
|---|---|---|---|---|---|
| | | | | | |
| GAAP results | $ 4,048.6 | $ 2,043.7 | $ 127.4 | $ 1,477.5 | $ 7.11 |
| | | | | | |
| **Adjustments:** | | | | | |
| Derivative mark-to-market gains | (24.4) | (24.4) | - | (15.2) | (0.12) |
| Business realignment activities | 5.2 | 16.6 | - | 13.5 | 0.09 |
| Acquisition and integration-related activities | 2.7 | 33.1 | - | 25.5 | 0.16 |
| Noncontrolling interest share of business realignment and impairment charges | - | - | - | 5.3 | 0.03 |
| Other miscellaneous benefits | - | (15.2) | - | (13.7) | (0.07) |
| Tax effect of all adjustments reflected above | - | - | - | - | (0.01) |
| | | | | | |
| Non-GAAP results | $ 4,032.1 | $ 2,053.9 | $ 127.4 | $ 1,492.8 | $ 7.19 |
| | | | | | |
| As reported gross margin | 45.1% | - | - | - | - |
| Non-GAAP gross margin (1) | 44.9% | - | - | - | - |
| | | | | | |
| As reported operating profit margin | 22.8% | - | - | - | - |
| Non-GAAP operating profit margin (2) | 22.9% | - | - | - | - |

1: Calculated as non-GAAP gross profit as a percentage of net sales for the period presented. | 2: Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

# Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2020

| In Millions of Dollars Except Per Share Amounts | Gross Profit | Operating Profit | Interest-Expense, Net | Net Income | Income Per Share-Diluted |
|---|---|---|---|---|---|
| | | | | | |
| GAAP results | $ 3,701.3 | $ 1,782.7 | $ 149.4 | $ 1,278.7 | $ 6.11 |
| | | | | | |
| **Adjustments:** | | | | | |
| Derivative mark-to-market losses | 6.4 | 6.4 | - | 5.1 | 0.03 |
| Business realignment activities | 2.2 | 31.5 | - | 24.0 | 0.15 |
| Acquisition-related costs | - | 3.6 | - | 2.8 | 0.03 |
| Pension settlement charges relating to Company-directed initiatives | - | - | - | 2.6 | 0.02 |
| Long-lived asset impairment charges | - | 9.1 | - | 8.8 | 0.04 |
| Noncontrolling interest share of business realignment and impairment charges | - | - | - | (3.4) | (0.02) |
| Other miscellaneous benefits | - | (3.2) | - | (2.4) | (0.01) |
| Tax effect of all adjustments reflected above | - | - | - | - | (0.06) |
| | | | | | |
| Non-GAAP results | $ 3,709.9 | $ 1,830.2 | $ 149.4 | $ 1,316.2 | $ 6.29 |

# Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2019

| In Millions of Dollars Except Per Share Amounts | Gross Profit | Operating Profit | Interest-Expense, Net | Net Income | Income Per Share-Diluted |
|---|---|---|---|---|---|
| | | | | | |
| GAAP results | $ 3,622.5 | $ 1,596.0 | $ 144.1 | $ 1,149.7 | $ 5.46 |
| | | | | | |
| **Adjustments:** | | | | | |
| Derivative mark-to-market gains | (28.7) | (28.7) | - | (25.2) | (0.14) |
| Business realignment activities | - | 9.2 | - | 7.3 | 0.04 |
| Acquisition-related costs | 2.0 | 10.2 | - | 7.7 | 0.05 |
| Pension settlement charges relating to Company-directed initiatives | - | - | - | 1.8 | 0.01 |
| Long-lived and intangible asset impairment charges | - | 112.5 | - | 88.5 | 0.53 |
| Noncontrolling interest share of business realignment and impairment charges | - | - | - | (2.8) | (0.01) |
| Gain on sale of other assets | - | (11.3) | - | (8.5) | (0.05) |
| Tax effect of all adjustments reflected above | - | - | - | - | (0.11) |
| | | | | | |
| Non-GAAP results | $ 3,595.8 | $ 1,687.9 | $ 144.1 | $ 1,218.4 | $ 5.78 |

# Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2018

| In Millions of Dollars Except Per Share Amounts | Gross Profit | Operating Profit | Interest-Expense, Net | Net Income | Income Per Share-Diluted |
|---|---|---|---|---|---|
| | | | | | |
| GAAP results | $ 3,575.3 | $ 1,623.7 | $ 138.8 | $ 1,177.6 | $ 5.58 |
| | | | | | |
| **Adjustments:** | | | | | |
| Derivative mark-to-market gains | (168.3) | (168.3) | - | (152.5) | (0.80) |
| Business realignment activities | 11.3 | 51.8 | - | 38.9 | 0.25 |
| Acquisition-related costs | 6.2 | 44.8 | - | 35.7 | 0.21 |
| Pension settlement charges relating to Company-directed initiatives | - | - | - | 4.1 | 0.03 |
| Long-lived and intangible asset impairment charges | - | 57.7 | - | 41.9 | 0.27 |
| Impact of U.S. tax reform | - | - | - | (7.8) | - |
| Noncontrolling interest share of business realignment and impairment charges | - | - | - | (6.3) | (0.03) |
| Gain on sale of licensing rights | - | (2.7) | - | (1.5) | (0.01) |
| Tax effect of all adjustments reflected above | - | - | - | - | (0.14) |
| | | | | | |
| Non-GAAP results | $ 3,424.6 | $ 1,607.1 | $ 138.8 | $ 1,130.1 | $ 5.36 |

# Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2017

| In Millions of Dollars Except Per Share Amounts | Gross Profit | Operating Profit | Interest-Expense, Net | Net Income | Income Per Share-Diluted |
|---|---|---|---|---|---|
| | | | | | |
| GAAP results | $ 3,455.4 | $ 1,313.4 | $ 98.3 | $ 783.0 | $ 3.66 |
| | | | | | |
| **Adjustments:** | | | | | |
| Derivative mark-to-market gains | (35.3) | (35.3) | - | (30.5) | (0.16) |
| Business realignment activities | 5.1 | 69.4 | - | 51.0 | 0.33 |
| Acquisition-related costs | - | 0.3 | - | 0.2 | - |
| Pension settlement charges relating to Company-directed initiatives | - | - | - | 6.8 | 0.05 |
| Long-lived and intangible asset impairment charges | - | 208.7 | - | 185.4 | 0.98 |
| Impact of U.S. tax reform | - | - | - | 32.5 | - |
| Noncontrolling interest share of business realignment and impairment charges | - | - | - | (26.8) | (0.13) |
| Tax effect of all adjustments reflected above | - | - | - | - | (0.04) |
| | | | | | |
| Non-GAAP results | $ 3,425.2 | $ 1,556.5 | $ 98.3 | $ 1,001.5 | $ 4.69 |
| | | | | | |
| As reported gross margin | 46.0% | | | | |
| Non-GAAP gross margin (1) | 45.6% | | | | |
| | | | | | |
| As reported operating profit margin | 17.5% | | | | |
| Non-GAAP operating profit margin (2) | 20.7% | | | | |

1: Calculated as non-GAAP gross profit as a percentage of net sales for the period presented. | 2: Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.